Acquisition of CIC Bancshares, Inc. and Centennial Bank GETTING TO CRITICAL MASS IN COLORADO October 23, 2015 Lynn B. Fuller Chairman and CEO Trading Symbol HTLF | www.htlf.com

2 Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this presentation that are not statements of historical fact are forward-looking statements. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words “may”, “would”, “could”, “will”, “expect”, “anticipate”, “project”, “believe”, “intend”, “plan” and “estimate”, as well as similar expressions. These forward-looking statements include statements related to our projected growth, our anticipated acquisitions, including statements related to the expected timing, completion and other eﬀects our anticipated acquisitions, our anticipated future financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated eﬀects on results of operations and financial condition from expected developments or events, or business and growth strategies, including projections of future amortization and accretion, the impact of the expiration of loss share agreements, anticipated internal growth and plans to establish or acquire banks or the assets of failed banks. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to diﬀer materially from those anticipated in such statements. Potential risks and uncertainties include the following: > the inability to obtain the requisite regulatory and shareholder approvals for the anticipated acquisitions and meet other closing terms and conditions; > the reaction to the anticipated acquisitions of all the banks’ customers, employees and counter-parties or diﬃculties related to the transition of services; > general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values; > the general decline in the real estate and lending markets, particularly in our market areas, may continue to negatively aﬀect our financial results; > our ability to raise additional capital may be impaired if current levels of market disruption and volatility continue or worsen; > we may be unable to collect reimbursements on losses that we incur on our assets covered under loss share agreements with the FDIC as we anticipate; > costs or diﬃculties related to the integration of the banks we may acquire may be greater than expected; > restrictions or conditions imposed by our regulators on our operations may make it more diﬃcult for us to achieve our goals; > legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely aﬀect us; > competitive pressures among depository and other financial institutions may increase significantly; > changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; > other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; > our ability to attract and retain key personnel can be aﬀected by the increased competition for experience employees in the banking industry; > adverse changes may occur in the bond and equity markets; > war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets; > economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and > we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on form 10-K for the year ended December 31, 2014, for a description of some of the important factors that may aﬀect actual outcomes.

3 Additional Information about the Merger and Where to Find it. In connection with the proposed merger transaction, Heartland Financial USA, Inc. will file a registration statement on From S-4 with the SEC to register Heartland Financial, USA, Inc. shares that will be issued to CIC Bancshares, Inc. shareholders in connection with the transaction. The registration statement will include a proxy statement of CIC Bancshares, Inc. and a prospectus of Heartland Financial USA, Inc. as well as other relevant documents concerning the proposed transaction. The registration statement and the proxy statement/prospectus to be filed with the SEC related to the proposed transaction will contain important information about Heartland Financial USA, Inc., CIC Bancshares, Inc. and the proposed transaction and related matters. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY/PROSPECTUS) BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Security holders may also obtain free copies of these documents and other documents filed with the SEC, at the SEC’s website at https://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by Heartland Financial USA, Inc. at its website at https://www.htlf.com (which website is not incorporated herein by reference) or by contacting Bryan R. McKeag by telephone at 563-589-1994. Security holders may also obtain free copies of the documents of CIC Bancshares, Inc. at its website at https://www.cicbancshares.com (which website is not incorporated herein by reference) or by contacting J.Daniel Patten by telephone at 720-873-3780. Heartland Financial USA, Inc., CIC Bancshares, Inc. and their respective directors and executive oﬃcers may be deemed to be participants in the solicitation of proxies from the shareholders of CIC Bancshares, Inc. in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger will be provided in the proxy statement/prospectus described above when it is filed with SEC. Additional information regarding each of Heartland Financial USA, Inc. directors and executive oﬃcers, including shareholdings is included in Heartland Financial USA, Inc. definitive proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 6, 2015. You can obtain free copies of this document from Heartland Financial USA, Inc. using the contact information above.

4 Transaction Rationale Achieving Critical Mass in Colorado Financially Attractive Strategic Value • Expansion of HTLF Colorado franchise to $875 million in assets and 17 locations, establishing strong presence in Denver metropolitan market and Colorado mountain resort areas • Acquisition of an institution with consistent performance in earnings and credit quality and strong and proven management • Opportunities to grow C& I lending and develop Private Client Services and Mortgage banking activities at Centennial Bank • Opportunities for further expansion and acquisitions within Colorado. Existing management has long acquisition record • Estimated 4% EPS accretion in 2016 increasing to mid to high single digit thereafter • IRR in excess of HTLF target of 15% • Accretive to tangible book value in approximately 3 years • Advances the balancing of HTLF assets between Midwest and West • Centennial Bank shares commitment to HTLF’s core values, community banking model and community involvement • Ability to leverage HTLF’s mortgage and Private Client Services across Centennial Bank footprint • Enhanced opportunity for expanding commercial relationship by taking advantage of HTLF C&I lending expertise and Treasury Management Services • Diversifies existing Income stream

5 Profile of Centennial Bank: A business bank serving the key Colorado markets Now Retail Time Jumbo and Brokered Consumer & Other 0.5% Financial Highlights Centennial Bank (a) ($ millions) Assets $ 722 Gross Loans $ 551 Deposits $ 638 Eﬃciency Ratio (YTD) 74.22% Tier 1 Leverage ratio 9.31% NPAs/Assets 0.71% Net Interest Margin 4.10% YTD ROAA 0.56% Company Overview (a) As of 06/30/2015 Source: Centennial Bank Established: 2010 (CIC Bancshares, Inc.), 1986 (Centennial bank) Headquarters: Denver, CO 14 locations throughout Colorado with a strong presence in the Denver metro market Deposit Composition (a)Loan Composition (a) C&I 15.3% CRE 36.1% C&D 12.8% SFR 35.3% MMDAs & Savings 42.3%24.1% Demand 10.9% 9.1% 13.6%

6 Centennial Bank Operates at the Heart of Colorado’s Economy and Dovetails HTLF’s Existing Footprint Branches of Centennial Bank Branches of Summit Bank & Trust (HTLF) CIC Bancshares, Inc.

7 An Expanding Franchise Heartland Financial USA, Inc. Premier Valley Bank (Pending Acquisition) 12 89 14 29

8 Transaction Overview and Financial Impact Transaction Structure Assumptions Financial Impact • HTLF merged Colorado operations to operate as Centennial Bank and under existing CIC management • Approximately $83.5 million transaction value. As part of the consideration HTLF will assume $3 million Series B Convertible Preferred and $2 million Convertible Notes of CIC • 80% common stock / 20% cash • Price / Tangible Book Value of 147% • Anticipated Q1 2016 closing subject to shareholder and regulatory approvals • HTLF stock pricing: 15% collars around a $35.87 midpoint • Assumptions based on comprehensive due diligence • One-time pre-tax transaction costs estimated to be $7.0 million • Cost savings modeled at approximately 25% of CIC Bancshares non-interest expense base • Substantial credit diligence undertaken; expected credit mark of 2.5% • No revenue synergies are modeled, but they are expected • Estimated 4% EPS accretion in 2016 increasing to mid to high single digit thereafter • IRR in excess of HTLF target of 15% • Accretive to tangible book value in approximately 3 years • HTLF pro forma capital ratios well in excess of “well-capitalized” guidelines following close

9 Transaction Summary • Transaction expected to enhance earnings growth and overall shareholder value for both HTLF and CIC Bancshares shareholders • Brings HTLF to critical mass in key Colorado markets by raising total assets close to $1 Billion target • Similar culture and complementary business lines • Pro forma institution expected to be well-capitalized and an acquirer of choice in Colorado • Continues to increase liquidity in HTLF shares • Increases Centennial Bank’s ability to serve larger customers, through increased lending limit, enhanced Commercial lending, Treasury Management Services and Wealth Management products • Leverages the mortgage banking platform of HTLF

10 Contact Information